FINANCIAL STATEMENTS
UNAUDITED

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)
September 30, 2007

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Financial Statements
(Unaudited)

September 30, 2007

Contents

Portfolio Asset Allocation	2

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities	3
Consolidated Statement of Investments	4
Consolidated Statement of Operations	5
Consolidated Statements of Changes in Net Assets	9
Consolidated Statement of Cash Flows	10
Notes to Consolidated Financial Statements	11

Supplemental Information

Consolidating Statement of Assets and Liabilities	27
Consolidating Statement of Operations	28

Tennenbaum Opportunities Fund V, LLC (the “Company”) files a schedule of its investment in Tennenbaum Opportunities Partners V, LP (the “Partnership”) with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Investments listed in the Consolidated Statement of Investments are held by the Partnership, which also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of the Company and the Partnership are available on the SEC’s website at http://www.sec.gov. The Forms N-Q of the Company and the Partnership may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the proxy voting guidelines of the Company and the Partnership and information regarding how the Company and the Partnership voted proxies relating to portfolio securities during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the advisor of the Company and the Partnership, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Partnership)

Portfolio Asset Allocation

September 30, 2007

Portfolio Holdings by Investment Type (% of Cash and Investments)

Portfolio Holdings by Industry (% of Cash and Investments)

Wired Telecommunications Carriers	24.2%
Data Processing, Hosting and Related Services	5.8%
Home Furnishings Stores	5.0%
Glass and Glass Products Manufacturing	4.9%
Depository Credit Intermediation	4.8%
Electric Power Generation, Transmission and Distribution	3.7%
Satellite Telecommunications	3.2%
Motor Vehicle Manufacturing	2.9%
Other Amusement and Recreation Industries	2.0%
Motor Vehicle Parts Manufacturing	1.7%
Communications Equipment Manufacturing	1.5%
Sporting Goods, Hobby and Musical Instrument Stores	1.2%
Offices of Real Estate Agents and Brokers	1.2%
Plastics Product Manufacturing	0.6%
Miscellaneous	2.0%
Cash and Cash Equivalents	35.3%
Total	100.0%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities (Unaudited)

September 30, 2007

	Cost	Fair Value
Assets
Investments in securities
Debt securities	$429,543,860	$417,977,650
Equity securities	167,297,531	173,355,484
Total investments in securities	596,841,391	591,333,134

Cash and cash equivalents		323,116,013
Deferred debt issuance costs		7,776,328
Accrued interest income		7,002,442
Deferred equity placement costs		2,686,500
Prepaid expenses and other assets		834,467
Total assets		932,748,884

Liabilities
Credit facility payable		268,861,200
Payable for investment securities purchased		14,733,439
Equity placement costs payable		4,928,699
Management and advisory fees payable		2,762,500
Interest payable		1,939,714
Director fees payable		44,250
Accrued expenses and other liabilities		1,169,159
Total liabilities		294,438,961

Preferred stock
Series Z; $500/share liquidation preference; 560 shares authorized,
issued and outstanding		280,000
Accumulated distributions on Series Z preferred stock		22,152
Total preferred stock		302,152

Preferred limited partnership interests
Series A preferred limited partnership interests in Tennenbaum
Opportunities Partners V, LP; $20,000/interest liquidation preference;
25,000 interests authorized, 6,050 interests issued and outstanding		121,000,000
Accumulated dividends on Series A preferred limited partnership interests		1,413,653
Total preferred limited partnership interests		122,413,653

Minority interest
General partnership interest in Tennenbaum Opportunities Partners V, LP		-

Net assets applicable to common shareholders		$515,594,118

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized, 30,693.6984
shares issued and outstanding		$31
Paid-in capital in excess of par		547,498,332
Distributions and accumulated net investment loss		(22,692,000)
Accumulated net realized gain on investments and foreign currency		22,751
Accumulated net unrealized depreciation on investments and
foreign currency		(7,799,191)
Accumulated dividends to Series A preferred limited partnership interests		(1,413,653)
Accumulated dividends to Series Z preferred shareholders		(22,152)
Net assets applicable to common shareholders		$515,594,118

Common stock, NAV per share		$16,798.04

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

September 30, 2007

Showing Percentage of Total Cash and Investments of the Company

Security	Principal Amount	Fair Value	Percent of Cash and Investments

Debt Securities (45.72%)
Bank Debt (37.72%) (1)
Communications Equipment Manufacturing (1.52%)
Enterasys Network Distribution Ltd. Senior Secured Note, LIBOR + 9%, due 2/22/11
(Acquired 3/9/07, Amortized Cost $2,588,317) - (Ireland)	$2,614,462	$2,594,853	0.28%
Enterasys Networks, Inc. Senior Secured Note, LIBOR + 9%, due 2/22/11
(Acquired 3/9/07, Amortized Cost $11,348,775)	$11,463,409	11,377,433	1.24%
Total Communications Equipment Manufacturing		13,972,286

Data Processing, Hosting and Related Services (5.79%)
Terremark Worldwide, Inc. 1st Lien Term Loan, LIBOR + 3.75%, due 8/1/12
(Acquired 8/1/07, Amortized Cost $15,246,179)	$15,246,179	15,230,933	1.67%
Terremark Worldwide, Inc. 2nd Lien Term Loan,
LIBOR + 3.25% + 4.5% PIK, due 2/1/13
(Acquired 8/1/07, Amortized Cost $37,170,472)	$37,388,821	37,669,237	4.12%
Total Data Processing, Hosting and Related Services		52,900,170

Motor Vehicle Parts Manufacturing (1.73%)
EaglePicher Holdings Inc., 2nd Lien Term Loan, LIBOR + 8.5%, due 6/30/11
(Acquired 11/24/06, Amortized Cost $10,308,333)	$10,000,000	10,025,000	1.10%
EaglePicher Holdings Inc., 3rd Lien Term Loan, LIBOR + 12.5%, due 12/30/11
(Acquired 11/24/06, Amortized Cost $4,297,311)	$4,260,018	4,409,119	0.48%
EaglePicher Holdings Inc., Tranche B Term Loan, LIBOR + 4.5%, due 12/30/10
(Acquired 10/12/06, Amortized Cost $1,375,594)	$1,368,750	1,361,906	0.15%
Total Motor Vehicle Parts Manufacturing		15,796,025

Motor Vehicle Manufacturing (-0.09%)
General Motors Corp., Revolver, LIBOR + 1.5%, due 7/20/11
(Acquired 9/26/06 and 9/27/07, Amortized Cost $(745,850))	$10,000,000	(810,000)	-0.09%

Offices of Real Estate Agents and Brokers (1.17%)
Realogy Corporation Revolver, due 4/10/13
(Acquired 6/28/07, 7/9/07, 7/13/07, and 8/17/07, Amortized Cost $(1,746,250))	$30,000,000	(2,490,000)	-0.27%
Realogy Corporation Term Loan, LIBOR + 3%, due 10/10/13
(Acquired 7/17/07, 7/18/07, 7/19/07, 8/15/07, 8/16/07, 9/5/07,
and 9/12/07, Amortized Cost $13,227,500)	$14,000,000	13,146,000	1.44%
Total Offices of Real Estate Agents and Brokers		10,656,000

Satellite Telecommunications (3.22%)
ProtoStar Limited, Senior Secured Note, LIBOR + 9.50%, due 7/12/08
(Acquired 7/12/07, Amortized Cost $10,216,319)	$10,216,319	10,216,319	1.12%
WildBlue Communications, Inc. 1st Lien Delayed Draw Term Loan,
LIBOR + 4.0% Cash + 2.5% PIK, due 12/31/09
(Acquired 6/28/07, Amortized Cost $8,945,846)	$8,934,451	8,897,820	0.97%
WildBlue Communications, Inc. 2nd Lien Delayed Draw Term Loan,
LIBOR + 5% Cash + 4.5% PIK, due 8/15/11
(Acquired 6/28/07, Amortized Cost $10,305,334)	$10,321,734	10,292,317	1.13%
Total Satellite Telecommunications		29,406,456

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2007

Showing Percentage of Total Cash and Investments of the Company

Security	Principal Amount or Shares	Fair Value	Percent of Cash and Investments

Debt Securities (continued)
Sporting Goods, Hobby and Musical Instrument Stores (1.19%)
Toys R Us, Real Estate Term Loan, LIBOR + 3%, due 12/9/08
(Acquired 10/18/06, Amortized Cost $11,031,875)	$11,000,000	$10,923,231	1.19%

Wired Telecommunications Carriers (23.19%)
Bresnan Communications, LLC, 2nd Lien Term Loan, LIBOR + 4.5%, due 3/29/14
(Acquired 11/22/06, Amortized Cost $18,206,094)	$17,750,000	17,276,661	1.89%
Global Crossing Limited, Tranche B Term Loan, LIBOR + 6.25%, due 5/9/12
(Acquired 6/4/07, Amortized Cost $20,330,475)	$20,330,475	20,127,170	2.20%
Integra Telecom, Inc. 2nd Lien Senior Secured Term Loan,
LIBOR + 7%, due 2/18/14
(Acquired 8/1/06, Amortized Cost $26,120,454)	$27,208,806	27,480,894	3.01%
Integra Telecom, Inc. Unsecured Term Loan (Holdco),
LIBOR + 10% PIK, due 8/31/14
(Acquired 9/05/07, Amortized Cost $31,095,778)	$31,095,778	31,717,694	3.47%
Interstate Fibernet, Inc. 1st Lien Term Loan, LIBOR + 4%, due 7/31/13
(Acquired 8/01/07, Amortized Cost $29,728,139)	$30,568,780	30,594,244	3.35%
Interstate Fibernet, Inc. 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14
(Acquired 7/31/07, Amortized Cost $32,752,265)	$32,752,265	33,325,430	3.64%
NEF Telecom Company BV 2nd Lien Term Loan, EURIBOR + 5%, due 2/16/17
(Acquired 8/29/07, Amortized Cost $5,355,978) - (Netherlands) (3)	€3,930,272.00	5,615,730	0.61%
NEF Telecom Company BV Mezzanine Term Loan,
EURIBOR + 4.25% Cash + 5.25% PIK, due 8/16/07
(Acquired 8/29/07, Amortized Cost $43,580,953) - (Netherlands) (3)	€31,964,086.00	45,865,379	5.02%
Total Wired Telecommunications Carriers		212,003,202

Total Bank Debt (Cost $340,739,891)		344,847,370

Other Corporate Debt Securities (8.00%)
Home Furnishings Stores (4.98%)
Linens 'n Things, Inc. Floating Rate Note, LIBOR + 5.625%, due 1/15/14	$66,185,000	45,512,777	4.98%

Other Amusement and Recreation Industries (1.98%)
Bally Total Fitness Holdings, Inc. Senior Subordinated Notes, 9.875%, due 10/15/07	$19,646,000	18,074,320	1.98%

Plastics Product Manufacturing (0.61%)
Pliant Corporation Senior Secured Notes, 11.125%, due 9/1/09	$6,114,000	5,586,668	0.61%

Miscellaneous Securities (0.43%) (6)	$5,240,000	3,956,515	0.43%

Total Other Corporate Debt Securities (Cost $88,803,969)		73,130,280

Total Debt Securities (Cost $429,543,860)		417,977,650

Equity Securities (18.96%)
Electric Power Generation, Transmission & Distribution (3.71%)
Mirant Corporation Common Stock (4)	833,039	33,888,027	3.71%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2007

Showing Percentage of Total Cash and Investments of the Company

Security	Principal Amount or Shares	Fair Value	Percent of Cash and Investments

Equity Securities (continued)
Glass and Glass Products Manufacturing (4.85%)
Owens Corning, Inc. Common Stock (4)	1,770,767	$44,357,713	4.85%

Motor Vehicle Manufacturing (2.94%)
Fleetwood Enterprises, Inc. Common Stock (4)	3,146,400	26,901,720	2.94%

Depository Credit Intermediation (4.82%)
Doral GP Ltd. General Partner Interest (2), (4), (5), (7)	100	225	0.00%
Doral Holdings, LP Limited Partner Interest (4), (5)	24,911,825	44,078,783	4.82%
Total Depository Credit Intermediation		44,079,008

Wired Telecommunications Carriers (1.02%)
NEF Kamchia Limited Partner Interests (3), (4), (5)	6,550,500	9,345,598	1.02%

Miscellaneous Securities (1.62%) (6)	810,939	14,783,418	1.62%

Total Equity Securities (Cost $167,297,531)		173,355,484

Total Investment in Securities (Cost $596,841,391)		591,333,134

Cash and Cash Equivalents (35.32%)
Citigroup Commercial Paper, 5.35%, due 10/2/07	$35,000,000	34,833,556	3.81%
GECC Commercial Paper, 5.16%, due 10/1/07	$35,000,000	34,879,600	3.81%
Kitty Hawk Commercial Paper, 5.55%, due 10/15/07	$1,200,000	1,194,820	0.13%
Kitty Hawk Commercial Paper, 5.1%, due 10/18/07	$22,374,000	22,285,250	2.44%
Rabobank Commercial Paper, 4.99%, due 10/4/07	$12,500,000	12,487,872	1.37%
Rabobank Commercial Paper, 4.99%, due 10/4/07	$20,500,000	20,480,109	2.24%
Ranger Commercial Paper, 5.15%, due 10/4/07	$8,000,000	7,983,978	0.87%
Ranger Commercial Paper, 5.1%, due 10/16/07	$6,000,000	5,977,050	0.64%
Ranger Commercial Paper, 5.7%, due 10/16/07	$5,000,000	4,974,667	0.54%
Toyota Motor Credit Corp Commercial Paper, 4.7%, due 10/1/07	$2,100,000	2,099,178	0.23%
Toyota Motor Credit Corp Commercial Paper, 5.27%, due 10/2/07	$10,000,000	9,953,156	1.09%
Toyota Motor Credit Corp Commercial Paper, 5.3%, due 10/9/07	$25,000,000	24,871,181	2.72%
UBS Finance Commercial Paper, 5.66%, due 10/5/07	$35,000,000	34,834,917	3.81%
Union Bank of California Certificate of Deposit, 5.35%, due 10/3/07	$35,000,000	35,000,000	3.83%
VFCC (Wachovia) Corporation Commercial Paper, 5.52%, due 10/3/07	$33,500,000	33,422,950	3.65%
Wells Fargo Certificate of Deposit, 5.5%, due 10/9/07	$35,000,000	35,000,000	3.83%
Wells Fargo Bank Overnight REPO, 4.35%, collateralized by FNMA Discount Note	$712,686	712,686	0.08%
Cash Held on Account at Various Institutions	$2,125,043	2,125,043	0.23%
Total Cash and Cash Equivalents (8)		323,116,013

Total Cash and Investments in Securities		$914,449,147	100.00%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2007

Showing Percentage of Total Cash and Investments of the Company

Notes to Statement of Investments:

(1)
Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(2)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(3)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(4)	Non-income producing security.

(5)	Restricted security.

(6)	Miscellaneous Securities is comprised of certain unrestricted security positions that have not previously been publicly disclosed.

(7)	Not a controlling position. During the nine months ended September 30, 2007, the Partnership acquired all of these securities at an initial value of $225, and made no dispositions.

(8)	Cash and cash equivalents include $20,408,109 segregated for certain unfunded commitments.

Aggregate purchases and aggregate sales of investment securities, other than Government securities, totaled $577,156,612 and $96,231,924 respectively. Aggregate purchases includes securities received as payment in-kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities as of September 30, 2007 was $398,271,976 or 43.55% of total cash and investments of the Company.

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Operations (Unaudited)

Nine Months Ended September 30, 2007

Investment income
Interest income	$20,108,785
Income from original issue discount	1,055
Other income	376,111
Total interest and related investment income	20,485,951

Operating expenses
Management and advisory fees	21,596,488
Interest expense	3,280,923
Commitment fees	1,185,937
Legal fees, professional fees and due diligence expenses	709,963
Amortization of deferred debt issuance costs	699,172
Insurance expense	260,977
Director fees	136,230
Organizational costs	27,218
Other operating expenses	295,174
Total expenses	28,192,082

Net investment loss	(7,706,131)

Net realized and unrealized loss on investments
Net realized gain from investments	22,751

Net change unrealized appreciation/depreciation on:
Investments	(9,000,395)
Foreign currency	(17,385)
Net change in unrealized appreciation/depreciation	(9,017,780)
Net realized and unrealized loss on investments	(8,995,029)

Distributions to Series A preferred limited partners	(422,500)
Net change in reserve for distributions to Series A preferred
limited partnership interests	(1,391,411)
Net change in reserve for dividends to Series Z
preferred shareholders	(16,987)

Net decrease in net assets applicable to common shareholders
resulting from operations	$(18,532,058)

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets

	Nine Months Ended September 30, 2007 (unaudited)	October 10, 2006 (Inception) to December 31, 2006

Total common shareholder committed capital	$1,105,000,000	$725,000,000

Net assets applicable to common shareholders, beginning of period	$145,281,047	$-

Common shareholders contributions	407,500,000	145,000,000
Equity placement and offering costs charged to paid-in capital	(4,091,500)	(75,000)
Common shareholders contributions, net	403,408,500	144,925,000

Net investment loss	(7,706,131)	(806,728)
Net realized gain on investments	22,751	(28,408)
Net change in unrealized appreciation/depreciation on investments	(9,017,780)	1,218,589
Distributions to Series A preferred limited partners from
net investment income	(422,500)	-
Net change in reserve for distributions to Series A preferred
limited partnership interests	(1,391,411)	(22,242)
Net change in reserve for dividends to Series Z preferred
shareholders	(16,987)	(5,164)

Net decrease in net assets applicable to common shareholders
resulting from operations	(18,532,058)	356,047

Distributions to common shareholders from net investment income	(14,563,371)	-

Net assets applicable to common shareholders, end of period
(including distributions and accumulated net investment loss of
$22,692,000 at September 30, 2007)	$515,594,118	$145,281,047

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows (Unaudited)

Nine Months Ended September 30, 2007

Operating activities
Net decrease in net assets applicable to common shareholders
resulting from operations	$(18,532,058)
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to net cash used in operating activities:
Net realized gain on investments and foreign currency	(22,751)
Net change in unrealized appreciation on investments and foreign currency	8,890,446
Distributions paid to Series A preferred limited partners	422,500
Increase in reserve for distributions to Series A preferred limited partnership interests	1,391,411
Increase in reserve for dividends to Series Z preferred shareholders	16,987
Income from paid in-kind capitalization and other non-cash income	(1,685,005)
Amortization of deferred debt issuance costs	699,172
Changes in assets and liabilities:
Purchases of investment securities	(575,471,607)
Proceeds from sales, maturities and paydowns of investment securities	96,231,924
Increase in accrued interest income	(5,725,062)
Increase in prepaid expenses and other assets	(389,381)
Decrease in payable for investment securities purchased	(3,301,566)
Increase in management and advisory fees payable	1,463,542
Decrease in rating agency fees payable	(900,000)
Increase in interest payable	1,883,841
Increase in Director fees payable	44,250
Increase in accrued expenses and other liabilities	610,577
Net cash used in operating activities	(494,372,780)

Financing activities
Proceeds from issuance of common shares	407,500,000
Payments for deferred equity placement costs	(1,132,813)
Proceeds from draws on credit facility	266,697,600
Principal repayments on credit facility	(72,000,000)
Proceeds from issuance of Series A preferred limited partnership interests in
Tennenbaum Opportunities Partners V, LP	167,000,000
Redemptions of Series A preferred limited partnership interests in
Tennenbaum Opportunities Partners V, LP	(56,000,000)
Distributions paid to Series A preferred limited partners	(422,500)
Distributions paid to common shareholders	(14,563,371)
Payments for debt issuance costs	(2,559,586)
Net cash provided by financing activities	694,519,330

Net increase in cash and cash equivalents	200,146,550
Cash and cash equivalents at beginning of period	122,969,463
Cash and cash equivalents at end of period	$323,116,013

Supplemental disclosures
Non-cash financing activities:
Equity placement and offering costs	$5,608,000
Interest payments	1,206,068

See accompanying notes.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited)

September 30, 2007

1. Organization and Nature of Operations

Tennenbaum Opportunities Fund V, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to achieve high total returns while minimizing losses.

The Company’s Certificate of Formation was filed with the Delaware Secretary of State on September 27, 2006. The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Company’s investment operations commenced and initial funding was received on October 10, 2006. On December 15, 2006, the Company contributed substantially all of its assets totaling $145,565,245 to Tennenbaum Opportunities Partners, LP, a Delaware limited partnership (the “Partnership”), in exchange for 100% of the Partnership’s common limited partnership interests in a non-taxable transaction. The contributed assets consisted of investment securities of $109,052,546 (including unrealized gain $1,232,304), cash of $49,518,680, and other liabilities over assets of $13,005,981. The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act, but has elected to be treated as a partnership for U.S. federal income tax purposes. The Partnership’s Certificate of Limited Partnership was filed with the Delaware Secretary of State on September 29, 2006. Following the asset transfer, all portfolio activity is conducted by and in the Partnership.

These consolidated financial statements include the accounts of the Company and the Partnership. All significant intercompany transactions and balances have been eliminated in the consolidation.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of both the Company and the Partnership. Babson Capital Management LLC serves as Co-Manager of both the Company and the Partnership. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP. The Company, the Partnership, TCP, SVOF/MM and their members and affiliates may be considered related parties.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

1. Organization and Nature of Operations (continued)

Company management consists of the Investment Manager and the Board of Directors. Partnership management consists of the General Partner and the Board of Directors. The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies for the Company and performs certain functions required by the 1940 Act in the case of the Partnership. The Board of Directors of the Partnership has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager. Each Board of Directors consists of three persons, two of whom are independent. The holders of the preferred interests voting separately as a class will be entitled to elect two of the Directors. The remaining directors will be subject to election by holders of common interests and preferred interests voting together as a single class.

Company Structure

As of September 30, 2007, the total maximum capitalization of the consolidated Company was approximately $2.21 billion, consisting of $1.105 billion of common equity commitments, $369 million of preferred limited partnership interests in the Partnership (the “Series A Preferred”), $736 million under a senior secured revolving credit facility issued by the Partnership (the “Senior Facility”), and $280,000 in Series Z preferred stock of the Company. The contributed common equity, preferred equity and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership and the Company. Substantially all of these investments are included in the collateral for the Senior Facility and are available to pay certain fees and expenses of the Partnership incurred in connection with its organization and capitalization.

The Company will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the outstanding common shares. The Partnership will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by the Company as the holder of the common limited partnership interests in the Partnership. However, the Operating Agreement and Partnership Agreement will prohibit liquidation of the Company and the Partnership, respectively, prior to October 10, 2016 if the Series A Preferred are not redeemed in full prior to such liquidation.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

1. Organization and Nature of Operations (continued)

Common Equity

As of September 30, 2007, investors committed to purchase $1.105 billion of the Company’s common shares over a thirty-month period on dates specified by the Company. The Company accepted initial commitments of $725 million in October 2006 and received 20% of this initial commitment at its inception of operations on October 10, 2006. The Company accepted additional commitments of $260 million on February 22, 2007 (the “Second Close”), and received an initial 20% of these additional commitments on or about February 26, 2007. The Company accepted a final commitment of $120 million on or about July 2, 2007 (the “Third Close”), and received an initial 20% of this third commitment on or about July 6, 2007. The Company has called and received additional common shareholder contributions as follows:

Call Date	Share Issuance Date	Percent of Commitment
June 28 / July 2, 2007	August 1, 2007	10%
July 27, 2007	August 31, 2007	20%

In order to ensure that the appropriate portion of the organizational, offering and operational expenses (excluding interest and preferred dividends) of the Company and the Partnership through the dates of the Second Close and the Third Close (each, a “Close”) was borne by the subscribers to the respective Close, the price per share of the initial drawdown in respect of the Second Close and the Third Close was net asset value plus a premium of approximately $873.88 and $1,815.34, respectively, and distributions in the aggregate amount of these premia ($308.50 and $148.24 per share, respectively) were declared to the Company’s common shareholders of record prior to the issuance of the new shares in the respective Close. The aggregate effect of the premia received on the net asset value of the Company before the aforementioned distributions is reflected in the Financial Highlights as an increase from capital stock transactions of $456.74 per share, which was entirely offset by the aforementioned distributions.

As of September 30, 2007, the ratio of contributed to committed capital was 0.50:1.

Preferred Limited Partnership Interests

At September 30, 2007, the Partnership had 6,050 Series A preferred limited partnership interests (the “Series A Preferred”) issued and outstanding with a liquidation preference of $20,000 per interest. The Series A Preferred are redeemable at the option of the Partnership, subject to certain limitations, and, during the ramp-up period, may be reissued. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Series A Preferred or repay indebtedness, at the Company’s option. Such conditions would include a failure by the Partnership to maintain adequate collateral

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

1. Organization and Nature of Operations (continued)

as required by its credit facility agreement or by the Statement of Preferences of the Series A Preferred, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. At September 30, 2007, the Partnership was in full compliance with such requirements.

The Series A Preferred accrue dividends at an annual rate equal to LIBOR plus 0.65%, or in the case of any holders of Series A Preferred that are CP Conduits (as defined in the Senior Facility credit agreement), the higher of (i) LIBOR plus 0.65% or (ii) the CP Conduit’s cost of funds rate plus 0.65%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager and the General Partner, the consolidated financial results of the Company included herein contain all adjustments necessary to present fairly the consolidated financial position of the Company as of September 30, 2007, the consolidated results of its operations and its consolidated cash flows for the nine months then ended, and the consolidated changes in net assets for the nine months then ended and for the period from October 10, 2006 (inception) to December 31, 2006. The following is a summary of the significant accounting policies of the Company and the Partnership.

Investment Valuation

Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with the Senior Facility and Statement of Preferences for the Series A Preferred. Investments listed on a recognized exchange, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Liquid investments not listed on a recognized exchange are valued by an approved nationally recognized security pricing service or by using either the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker-dealers. At September 30, 2007, all but 1.73% of

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

the investments of the Partnership were valued based on prices from a recognized exchange, nationally recognized third-party pricing service or an approved third-party appraisal.

Investments not listed on a recognized exchange nor priced by an approved source (“Unquoted Investments”) are valued as follows for purposes of inclusion as permitted collateral in the borrowing base of the Senior Facility:

a)
for semi-liquid investment positions with a value of 2% of the Partnership’s Total Capitalization (as defined in the Senior Facility credit agreement) or greater but less than 4% of Total Capitalization, the most recent quote provided by an approved investment banking firm or an approved third-party appraisal;

b)	for semi-liquid investment positions with a value greater than 4% of Total Capitalization, the most recent valuation provided by an approved third-party appraisal; and

c)	for illiquid investment positions with a value of 2% of Total Capitalization or greater, the most recent valuation provided by an approved third-party appraisal.

However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third-party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Partnership.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors and subject to their approval. Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Partnership’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.

The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The Investment Manager generally uses three methods to fair value securities:

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

(i) Cost Method. The cost method is based on the original cost of the securities to the Partnership. This method is generally used in the early stages of a portfolio company’s development until significant positive or negative events occur subsequent to the date of the original investment by the Partnership in such company that dictate a change to another valuation method.

(ii)  Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company’s securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment Manager may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

(iii)  Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company’s securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

Because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for such investments existed, and the differences could be material.

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of securities sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral securities, for which the fair value exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Investments in Restricted Securities

The Partnership may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Statement of Investments. Restricted securities, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Investments in Foreign Securities

The Partnership may invest in securities traded in foreign countries and denominated in foreign currencies. At September 30, 2007, the Partnership had foreign currency denominated investments with an aggregate market value of approximately 6.65% of the Partnership’s total cash and investments. Such positions were converted at the closing rate in effect at September 30, 2007 and reported in U.S. dollars.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies, when they occur, are translated into U.S dollars on the respective dates of such transactions.  As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. The Company reports that portion of the results of operations resulting from foreign exchange rates on investments separately from the gains or losses arising from changes in market prices of investments held. During the nine months ended September 30, 2007, such fluctuations from foreign exchange rates were largely offset by fluctuations in the value of foreign currency advances under the Partnership’s credit facility.

Securities of foreign companies and foreign governments may involve special additional risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Debt Issuance Costs

Costs of $8,501,709 were incurred in connection with placing the Partnership’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the operations of the Company or the Partnership.

Equity Placement and Offering Costs

Placement and offering costs in 2006 and 2007 for the Company’s common equity were $1,245,000 and $6,241,512, respectively. As of September 30, 2007, $4,611,500 of the costs have been charged to paid-in capital and $188,512 of the costs were expensed; the remaining amount will be charged to paid-in capital in connection with future capital calls.

Organization Costs

Organization costs of $0.19 million were incurred in connection with the formation of the Company and the Partnership; $0.16 million were expensed to operations in 2006 and $0.03 million were expensed to operations in 2007.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and due to general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Partnership considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

and notes for which, because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at year-end to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Distributions to Common Interestholders

Distributions to the Company’s common shareholders are recorded on the ex-dividend date. The amount to be paid by the Partnership as a distribution to the Company is determined by the General Partner, which has provided the Investment Manager with criteria for such distributions, and is generally based upon the estimated taxable earnings of the Company. The amount to be paid by the Company as a distribution to its shareholders is determined by its Board of Directors, which has provided the Investment Manager with criteria for such distributions, and is generally based amounts received from the Partnership, less any Company-level expenses and dividends to Series Z Preferred Shareholders. Net realized capital gains are distributed at least annually. The General Partner and the Company declared distributions to the Company and the Company’s common shareholders, respectively, of $14,563,371 during the nine months ended September 30, 2007.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements. The Partnership’s income or loss is reported in the Partners’ income tax returns. As of September 30, 2007, all tax years of the Company and the Partnership since inception remain subject to examination by federal and state tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year-end

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

for permanent book and tax differences. These adjustments are primarily due to non-deductible expenses and differing treatments for short-term realized gains and have no impact on net assets or the results of operations. Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company were as follows:

Unrealized appreciation	$28,178,606
Unrealized depreciation	(33,686,863)
Net unrealized depreciation	(5,508,257)

Cost	$596,841,391

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FIN No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 requires recognition of tax benefits that satisfy a greater than 50% probability threshold of being sustained. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 became effective for the Company and the Partnership beginning January 1, 2007. The adoption of FIN 48 did not have a significant impact on the financial statements of the Company or the Partnership.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

2. Summary of Significant Accounting Policies (continued)

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. This statement is effective for the Company beginning January 1, 2008. The adoption of SFAS No. 157 is not expected to have a significant impact on the financial statements of the Company or the Partnership.

3. Allocations and Distributions

Distributions made to the common shareholders of the Company are based on distributions received from the Partnership, less any Company-level expenses and dividends to Series Z preferred shareholders. As set forth in the Partnership Agreement, distributions made to the Company and the General Partner with respect to any accounting period are determined as follows:

a)
First, 100% to the Company until the amount distributed to the Company, together with amounts previously distributed to the Company, equals an 8% annual weighted-average return on undistributed capital attributable to the Company;

b)	Then, 100% to the General Partner until the cumulative amount of such distributions equals 25% of all amounts previously distributed to the Company pursuant to clause (a) above; and

c)	All remaining amounts: (i) 80% to the Company and (ii) 20% to the General Partner.

The timing of distributions is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. The timing of distributions to the common shareholders of the Company is determined by its Board of Directors, which has provided the Investment Manager with certain criteria for such distributions.

Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period is allocated to the Company and the General Partner in a manner consistent with that used to determine distributions. As of September 30, 2007, the Partnership’s cumulative annualized return did not exceed the 8% threshold; accordingly, no allocation to the General Partner was made.

The Company’s Series Z share dividend rate is fixed at 8% per annum.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

4. Management Fees and Other Expenses

Pursuant to the advisory agreements, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 1.50% of the sum of the amount of the Series A Preferred, the maximum amount available under the Senior Facility, and the total committed common equity, subject to reduction by (i) returns of contributed common equity, (ii) the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and (iii) the amount of the Series A Preferred when less than $1 million in liquidation value of preferred securities is outstanding. For purposes of computing the management fee, total committed capital at September 30, 2007 was $2.21 billion, consisting of $1.105 billion of common equity commitments, $369 million of Series A Preferred, and $736 million of debt. In addition, the Investment Manager is entitled to an allocation as discussed in Note 3, above.

The Co-Manager receives a portion of the management fee paid to the Investment Manager, and a portion of the allocation paid to the General Partner, as compensation for its services.

The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5. Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the “Senior Facility”) pursuant to which amounts may be drawn up to $736,000,000. The Senior Facility matures December 15, 2014, subject to extension by the lenders at the request of the Partnership for one 364-day period.

Advances under the Senior Facility bear interest at LIBOR or EURIBOR plus 0.35% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of (i) LIBOR or EURIBOR (as applicable) plus 0.35% or (ii) the CP Conduit’s cost of funds plus 0.35%, subject to certain limitations. Advances under the swingline facility bear interest at the LIBOR Market Index Rate plus 0.35% per annum or the main refinancing rate as set by the European Central Bank for such period, plus 0.85% per annum. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.15% per annum on the unused portion of the Senior Facility, or 0.20% per annum when less than $147,200,000 in borrowings are outstanding.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

5. Senior Secured Revolving Credit Facility (continued)

Foreign currency advances are reported in US dollars using the closing rate in effect on the date of valuation. At September 30, 2007, outstanding borrowings included €36,000,000 (US $51,361,200), and interest payable included €14,274 (US $20,163).

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s securities activities involve executions, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Company and the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications. The maximum exposure of the Company and the Partnership under these arrangements is unknown. However, the Company and the Partnership expect the risk of loss to be remote.

7. Series Z Preferred Capital

In addition to the Partnership’s Series A Preferred described in Note 1, the Company had 560 Series Z preferred shares issued and outstanding as of September 30, 2007. The Series Z preferred shares have a liquidation preference of $500 per share plus accumulated but unpaid dividends and pay dividends at an annual rate equal to 8% of liquidation preference. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

8. Shareholders’ Capital

Issuances of common stock to the Company’s investors for the nine months ended September 30, 2007 and for the period from October 10, 2006 (Inception) to December 31, 2006 were as follows:

	Nine Months Ended September 30, 2007	October 10, 2006 (Inception) to December 31, 2006
Number of common shares issued	23,443.6984	7,250.0000

Gross proceeds from share issuance	$407,500,000	$145,000,000
Equity placement and offering costs	(4,091,500)	(75,000)
Net proceeds	$403,408,500	$144,925,000

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

9. Financial Highlights

	Nine Months Ended September 30, 2007 (unaudited)	October 10, 2006 (Inception) December 31, 2006
Per Common Share(1)
Net asset value, beginning of period	$20,038.77	$20,000.00

Equity placement costs charged to paid-in capital	(329.33)	(10.34)

Investment operations:
Net investment loss	(902.49)	(111.27)
Net realized and unrealized gain (loss)	(929.84)	164.16
Distributions to Series A preferred limited partnership
interests from net investment income	(28.21)	-
Net change in reserve for distributions to Series A
preferred limited partnership interests	(70.81)	(3.07)
Net change in reserve for dividends to Series Z
shareholders	(1.20)	(0.71)

Total from investment operations	(1,932.55)	49.11

Net increase from capital stock transactions	456.74	-

Distributions to common shareholders from net investment income	(1,435.59)	-

Net asset value, end of period	$16,798.04	$20,038.77

Return on invested assets (2), (3)	1.6%	3.2%

Total return to common shareholders (2), (4)	(11.8% )	0.2%

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

9. Financial Highlights (continued)

	Nine Months Ended September 30, 2007 (unaudited)		October 10, 2006 (Inception) December 31, 2006

Ratios and Supplemental Data:
Ending net assets attributable to common shareholders	$515,594,118		$145,281,047
Net investment (loss) / average common shareholder equity (5), (6), (7)	(3.7%	)	(3.3%	)

Expenses and General Partner allocation/average common shareholder equity
Operating expenses (5), (6), (7)	13.4%		14.3%
General Partner interest allocation	0.0%		0.0%
Total expenses and General Partner interest allocation	13.4%		14.3%

Portfolio turnover rate (2)	34.1%		6.1%
Weighted-average debt outstanding	$75,963,042		$4,253,012
Weighted-average interest rate	5.8%		5.7%
Weighted-average number of shares	15,054.2365		7,250.0000
Average debt per share	$5,046		$587

Annualized Inception to Date Performance Data as of September 30, 2007:
Return on common equity (4), (5)	(11.8%	)
Return on invested assets (5)	5.0%
Internal rate of return (8)	(10.5%	)

(1)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(2)	Not annualized for periods of less than one year.

(3)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(4)
Returns (net of dividends to preferred limited partners of the Partnership, allocations to the General Partner, and fund expenses, including financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis.

(5)	Annualized for periods of less than one year.

(6)
These ratios included interest expense but do not reflect the effect of dividend payments to preferred limited partners of the Partnership. The ratio of expenses to average common shareholder equity is higher in earlier periods, and net investment income to average common shareholder equity is reduced, due to the Company's relatively smaller capital base while the Company is ramping up.

(7)	The per share amounts and percentages reflect income and expenses assuming inclusion of TOFV's proportionate share of the income and expenses of TOPV.

(8)
Returns are net of dividends to preferred limited partners of the Partnership, allocations to the General Partner and fund expenses, including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced in earlier periods due to the equity placement and offering costs that were charged to paid-in capital and the organizational costs that were expensed at the inception of the fund.

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

	Tennenbaum Opportunities Fund V, LLC Standalone	Tennenbaum Opportunities Partners V, LP Standalone	Eliminations	Tennenbaum Opportunities Fund V, LLC Consolidated
Assets
Investments in securities
Debt securities	$-	$417,977,650	$-	$417,977,650
Equity securities	-	173,355,484	-	173,355,484
Total investments in securities	-	591,333,134	-	591,333,134

Investments in subsidiary	516,254,783	-	(516,254,783)	-

Cash and cash equivalents	395,723	322,720,290	-	323,116,013
Deferred debt issuance costs	-	7,776,328	-	7,776,328
Accrued interest income on securities	-	7,002,442	-	7,002,442
Deferred equity placement costs	2,686,500	-	-	2,686,500
Receivable from subsidiary	2,472,199	-	(2,472,199)	-
Receivable from parent	-	560,907	(560,907)	-
Prepaid expenses and other assets	64,041	770,426	-	834,467
Total assets	521,873,246	930,163,527	(519,287,889)	932,748,884

Liabilities
Credit facility payable	-	268,861,200	-	268,861,200
Payable for investment securities purchased	-	14,733,439	-	14,733,439
Equity placement costs payable	4,928,699	-	-	4,928,699
Management and advisory fees payable	-	2,762,500	-	2,762,500
Interest payable	-	1,939,714	-	1,939,714
Payable to subsidiary	560,907	-	(560,907)	-
Payable to parent	-	2,472,199	(2,472,199)	-
Director fees payable	14,750	29,500	-	44,250
Accrued expenses and other liabilities	472,620	696,539	-	1,169,159
Total liabilities	5,976,976	291,495,091	(3,033,106)	294,438,961

Preferred interests/stock
Series A preferred limited partnership interests;
$20,000/interest liquidation preference; 25,000 interests
authorized, 3,050 interests issued and outstanding	-	121,000,000	-	121,000,000
Accumulated dividends on Series A preferred limited partnership
interests	-	1,413,653	-	1,413,653
Series Z preferred stock; $500/share liquidation preference;
560 shares authorized, issued and outstanding	280,000	-	-	280,000
Accumulated dividends on Series Z preferred stock	22,152	-	-	22,152
Total preferred interest/stock	302,152	122,413,653	-	122,715,805

Minority interest
General partnership interest in Tennenbaum Opportunities
Partners V, LP	-	-	-	-

Net assets applicable to common shareholder	$515,594,118	$516,254,783	$(516,254,783)	$515,594,118

Composition of net assets applicable to common
shareholder
Common stock, $0.001 par value; unlimited shares authorized,
30,693.6984 shares issued and outstanding,	$31	$-	$-	$31
Paid-in capital in excess of par	547,498,332	-	-	547,498,332
Paid-in capital	-	548,227,930	(548,227,930)	-
Accumulated losses	(30,468,440)	(30,559,494)	30,559,494	(30,468,440)
Accumulated dividends to Series A preferred limited
partnership interests	(1,413,653)	(1,413,653)	1,413,653	(1,413,653)
Accumulated dividends to Series Z preferred shareholders	(22,152)	-	-	(22,152)
Net assets applicable to common shareholders	$515,594,118	$516,254,783	$(516,254,783)	$515,594,118

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Unaudited) (Continued)

September 30, 2007

	Tennenbaum Opportunities Fund V, LLC Standalone	Tennenbaum Opportunities Partners V, LP Standalone	Eliminations	Tennenbaum Opportunities Fund V, LLC Consolidated
Investment income
Interest income	$38,130	$20,070,655	$-	$20,108,785
Income from original issue discount	-	1,055	-	1,055
Other income	-	376,111	-	376,111
Dividends from subsidiary	14,563,371	-	(14,563,371)	-
Total interest and related investment income	14,601,501	20,447,821	(14,563,371)	20,485,951

Operating expenses
Management and advisory fees	-	21,596,488	-	21,596,488
Interest expense	-	3,280,923	-	3,280,923
Commitment fees	-	1,185,937	-	1,185,937
Amortization of deferred debt issuance costs	-	699,172	-	699,172
Legal fees, professional fees and due diligence expense	132,067	577,896	-	709,963
Insurance expense	86,992	173,985	-	260,977
Director fees	45,410	90,820	-	136,230
Organizational costs	5,000	22,218	-	27,218
Other operating expenses	192,379	102,795	-	295,174
Total expenses	461,848	27,730,234	-	28,192,082

Net investment loss	14,139,653	(7,282,413)	(14,563,371)	(7,706,131)

Net realized and unrealized loss
Net realized gain on Inverstments and Foreign Currency	-	22,751	-	22,751
Net change in unrealized appreciation/depreciation
on investments and foreign currency	(32,654,724)	(9,017,780)	32,654,724	(9,017,780)
Net realized and unrealized loss	(32,654,724)	(8,995,029)	32,654,724	(8,995,029)

Distributions to Series A preferred limited partners	-	(422,500)	-	(422,500)
Net change in reserve for distributions to
Series A preferred limited partnership interests	-	(1,391,411)	-	(1,391,411)
Net change in reserve for distributions to
Series Z preferred shareholders	(16,987)	-	-	(16,987)

Net decrease in net assets applicable to
common shareholders resulting from
operations	$(18,532,058)	$(18,091,353)	$18,091,353	$(18,532,058)